Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,350,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,672.24
Total Offset Amount	0.00
Net Fee	$ 2,672.24